                                                                     EXHIBIT 4.1

[LOGO]
                                    VIALOG
                              GROUP COMMUNICATIONS

                              VIALOG CORPORATION
       INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

THIS CERTIFICATE IS TRANSFERABLE                                  COMMON STOCK
 IN BOSTON, MA OR NEW YORK, NY                                    $.01 PAR VALUE


  THIS CERTIFIES THAT                            CUSIP


                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS






  IS THE OWNER OF


   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

VIALOG CORPORATION transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the Commonwealth of Massachusetts and to the Articles of Organization and the By-laws of the Corporation as from time to time amended.

  This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

  IN WITNESS WHEREOF, VIALOG CORPORATION has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

Dated:




                      [SEAL OF VIALOG
                       CORPORATION
                       APPEARS HERE]

     TREASURER                            PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT AND REGISTRAR

BY

                     AUTHORIZED SIGNATURE

                              VIALOG CORPORATION

  The Corporation is authorized to issue more than one class of stock. A copy of the full text of the preferences, voting powers, qualifications and special or relative rights of the shares of each class of stock will be provided to the holder hereof upon written request and without charge.

  The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -- as tenants in common                           UNIF GIFT MIN ACT -- ................ Custodian .................
  TEN ENT -- as tenants by the entities                                               (CUST)                    (minor)
  JT TEN  -- as joint tenants with the right of                                    under Uniform Gifts to Minors
             survivership and not as tenants                                       Act ......................................
             in common                                                                             (State)

     Addition abbreviations may also be used though not in the above list.

  For value received, ____________________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------------

-------------------------------------------------

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OR ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, _______________________


                             ___________________________________________________
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:     ___________________________________________________
                             THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
                             GUARANTOR INSTITUTION (BANKS, STOCKBORKERS, SAVINGS
                             AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                             MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                             MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15